UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

MAGELLAN MIDSTREAM HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-246263	20-4328784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma 74172
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Magellan Midstream Holdings, L.P. (“MGG”) is filing updated consolidated balance sheets as of December 31, 2008 and 2007, and the related consolidated statements of income, owners’ equity and cash flows for each of the three years in the period ended December 31, 2008, to reflect the retrospective application of the provisions of Financial Accounting Standards Board Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 23	Consent of Independent Registered Public Accounting Firm.

Exhibit 99	Consolidated Financial Statements of MGG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Holdings, L.P.

	By:	Magellan Midstream Holdings
GP, LLC, its General Partner

Date: May 21, 2009	By:	/s/ Lonny E. Townsend
	Name:	Lonny E. Townsend
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 23	Consent of Independent Registered Public Accounting Firm.

Exhibit 99	Consolidated Financial Statements of MGG.